EXHIBIT 10.39(m)

AMENDMENT No. 13 TO PURCHASE AGREEMENT DCT-054/98

This Amendment No.13 ("Amendment 13") dated as of October 10, 2001 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc. ("BUYER") (formerly known as Continental Express, Inc.), and relates to Purchase Agreement No. DCT-054/98 between EMBRAER and BUYER dated December 23, 1998, as amended from time to time (the "Purchase Agreement") for the purchase of up to fifty (50) newly manufactured EMB-135 aircraft (the "AIRCRAFT").

This Amendment 13 sets forth the further agreements between EMBRAER and BUYER relative to the EMB-135 Purchase Agreement and certain changes requested by BUYER in the Aircraft configuration described in Exhibit "1" of Amendment 5 to the Purchase Agreement and the incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], pursuant to Article 11 of the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Amendment 13 and the Purchase Agreement, this Amendment shall control.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, EMBRAER and BUYER do hereby agree as follows:

  Incorporation of an [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured AIRCRAFT from the THIRTIETH (30th) through the FIFTIETH (50th), shall include the installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured AIRCRAFT from the THIRTY-SECOND (32nd) through the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Each of the newly manufactured AIRCRAFT from the THIRTY-FIRST (31st) through the FIFTIETH (50th) shall incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. The following paragraphs are inserted in Article 2 of Amendment 12:

For each affected Aircraft Buyer shall deliver [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. BASIC PRICE OF AIRCRAFT

As a result of the changes in Aircraft configuration and Aircraft Basic Prices specified in this Amendment 13, the Aircraft Basic Price will be:
AIRCRAFT	BASIC PRICE (JAN / 1998)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 13, shall remain in full force and effect without any change.

[Signature page follows.]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 13 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronautica S.A.

By : By: /s/ Frederick S. Cromer

Name : Name : Frederick S. Cromer

Title : Title : VP & CFO

By :

Name :

Title :

Date :__________________________ Date: October 10, 2001

Place :__________________________ Place: Houston, Texas

Witness: Witness: /s/ Amy K. Sedano

Name : Name: Amy K. Sedano